EXHIBIT 99.6
                                 ------------

           Computational Materials prepared by Goldman, Sachs & Co.
              in connection with GSAA Home Equity Trust 2005-11,
                   Asset-Backed Certificates, Series 2005-11

Goldman Sachs                           GSAA 05 11

==============================================================================

-----------------------------------------------------------------------
Stats
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Count:   618
Schedule Balance:   $122,306,771.04
AverageSched Bal:   $197,907.40
GrossWAC:   6.171
NetWAC:   5.834
OTERM:   360
RTERM:   357
ATERM:   357
AGE:   3
First CAP:   4.82
Periodic CAP:   1.75
MAXRATE:   11.28
MINRATE:   2.43
MTR:   54.16
MARGIN:   2.43
OLTV:   79.94
COLTV:   85.76
FICO:   707.258
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Current Rate                                                  Percent
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4.501 - 5.000                                                    0.30
5.001 - 5.500                                                   12.75
5.501 - 6.000                                                   36.34
6.001 - 6.500                                                   25.15
6.501 - 7.000                                                   19.26
7.001 - 7.500                                                    5.28
7.501 - 8.000                                                    0.90
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Total:                                                         100.00
-----------------------------------------------------------------------



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Scheduled Balance                                             Percent
-----------------------------------------------------------------------
0.01 - 50,000.00                                                 0.06
50,000.01 - 100,000.00                                           4.84
100,000.01 - 150,000.00                                         15.87
150,000.01 - 200,000.00                                         18.43
200,000.01 - 250,000.00                                         19.03
250,000.01 - 275,000.00                                          8.06
275,000.01 - 350,000.00                                         23.19
350,000.01 - 400,000.00                                          6.19
400,000.01 - 450,000.00                                          1.74
450,000.01 - 500,000.00                                          1.18
500,000.01 - 550,000.00                                          0.42
550,000.01 - 600,000.00                                          0.47
600,000.01 - 750,000.00                                          0.52
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Total:                                                         100.00
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Original Term                                                 Percent
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360                                                            100.00
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Total:                                                         100.00
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RemTerm                                                       Percent
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351.000                                                          0.35
353.000                                                          0.18
354.000                                                          0.67
355.000                                                          2.86
356.000                                                         29.85
357.000                                                         22.59
358.000                                                         15.01
359.000                                                         26.18
360.000                                                          2.31
-----------------------------------------------------------------------
Total:                                                         100.00
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Am WAM                                                        Percent
-----------------------------------------------------------------------
0.000 - 59.999                                                  88.29
300.000 - 359.999                                               11.48
360.000 >=                                                       0.23
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Total:                                                         100.00
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Age                                                           Percent
-----------------------------------------------------------------------
0                                                                2.31
1                                                               26.18
2                                                               15.01
3                                                               22.59
4                                                               29.85
5                                                                2.86
6                                                                0.67
7                                                                0.18
9                                                                0.35
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Total:                                                         100.00
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States                                                        Percent
-----------------------------------------------------------------------
FL                                                              20.97
CA                                                              24.99
GA                                                               7.21
WA                                                               6.28
OR                                                               5.77
VA                                                               4.86
IL                                                               3.95
MD                                                               4.41
NC                                                               2.48
MA                                                               3.58
Other                                                           15.49
-----------------------------------------------------------------------
Total:                                                         100.00
-----------------------------------------------------------------------



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Original LTV                                                  Percent
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0.001 - 50.000                                                   1.37
50.001 - 60.000                                                  2.14
60.001 - 70.000                                                  4.69
70.001 - 75.000                                                  5.40
75.001 - 80.000                                                 66.00
80.001 - 85.000                                                  2.64
85.001 - 90.000                                                 11.69
90.001 - 95.000                                                  5.79
95.001 - 100.000                                                 0.27
-----------------------------------------------------------------------
Total:                                                         100.00
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Combined LTV                                                  Percent
-----------------------------------------------------------------------
0.001 - 50.000                                                   1.19
50.001 - 60.000                                                  1.99
60.001 - 70.000                                                  2.86
70.001 - 75.000                                                  4.02
75.001 - 80.000                                                 31.31
80.001 - 85.000                                                  2.94
85.001 - 90.000                                                 28.43
90.001 - 95.000                                                 15.85
95.001 - 100.000                                                11.42
-----------------------------------------------------------------------
Total:                                                         100.00
-----------------------------------------------------------------------



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FICO                                                          Percent
-----------------------------------------------------------------------
620.000 - 639.999                                                0.72
640.000 - 659.999                                                9.20
660.000 - 679.999                                               17.94
680.000 - 699.999                                               20.31
700.000 - 719.999                                               16.62
720.000 - 739.999                                               12.28
740.000 - 759.999                                               10.82
760.000 - 779.999                                                7.33
780.000 - 799.999                                                3.63
800.000 - 819.999                                                0.87
820.000 - 839.999                                                0.27
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Total:                                                         100.00
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PMI                                                           Percent
-----------------------------------------------------------------------
GEMICO                                                           2.19
LPMI-PMI                                                         2.30
MORTGAGE GUARANTY INSURANCE CO                                   0.20
OLTV <= 80 - NO MI                                              79.61
PMI MORTGAGE INSURANCE CO                                        6.64
RADIAN                                                           0.93
REPUBLIC MORTGAGE INSUANCE CO                                    5.40
UGIC                                                             2.73
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Total:                                                         100.00
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Occupancy Code                                                Percent
-----------------------------------------------------------------------
NON OWNER                                                       43.76
OWNER OCCUPIED                                                  52.57
SECOND HOME                                                      3.66
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Total:                                                         100.00
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Property Type                                                 Percent
-----------------------------------------------------------------------
2-4 FAMILY                                                      14.48
CONDO                                                           11.18
PUD                                                             20.10
SINGLE FAMILY                                                   54.24
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Total:                                                         100.00
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Purpose                                                       Percent
-----------------------------------------------------------------------
CASHOUT REFI                                                    26.48
PURCHASE                                                        63.76
RATE/TERM REFI                                                   9.76
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Total:                                                         100.00
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Documentation Type                                            Percent
-----------------------------------------------------------------------
FULL/ALT DOC                                                    23.95
NO DOC                                                          42.94
STATE INCOME/STATED ASSET                                       33.10
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Total:                                                         100.00
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Interest Only                                                 Percent
-----------------------------------------------------------------------
N                                                               11.71
Y                                                               88.29
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Total:                                                         100.00
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Interest Only Term                                            Percent
-----------------------------------------------------------------------
0.000                                                           11.71
36.000                                                           2.12
60.000                                                          14.26
84.000                                                           0.11
120.000                                                         71.81
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Total:                                                         100.00
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Silent                                                        Percent
-----------------------------------------------------------------------
N                                                               61.28
Y                                                               38.72
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Total:                                                         100.00
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Prepay Flag                                                   Percent
-----------------------------------------------------------------------
N                                                               91.35
Y                                                                8.65
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Total:                                                         100.00
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Prepay Term                                                   Percent
-----------------------------------------------------------------------
0.000                                                           91.35
12.000                                                           0.90
30.000                                                           0.23
36.000                                                           7.11
42.000                                                           0.41
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Total:                                                         100.00
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DTI                                                           Percent
-----------------------------------------------------------------------
<= 0.000                                                        13.57
0.001 - 10.000                                                   0.33
10.001 - 20.000                                                  3.73
20.001 - 30.000                                                 11.24
30.001 - 40.000                                                 42.49
40.001 - 50.000                                                 28.18
50.001 - 60.000                                                  0.47
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Total:                                                         100.00
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Conforming                                                    Percent
-----------------------------------------------------------------------
CONFORMING                                                     100.00
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Total:                                                         100.00
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Arm Index                                                     Percent
-----------------------------------------------------------------------
1 YEAR CMT                                                       0.11
1 YEAR LIBOR                                                    74.57
6 MONTH LIBOR                                                   25.32
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Total:                                                         100.00
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Margins                                                       Percent
-----------------------------------------------------------------------
2.001 - 2.500                                                   69.43
2.501 - 3.000                                                   28.54
3.001 - 3.500                                                    1.08
3.501 - 4.000                                                    0.95
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Total:                                                         100.00
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First Adjustment Cap                                          Percent
-----------------------------------------------------------------------
2.000                                                            4.08
3.000                                                            3.88
5.000                                                           90.23
6.000                                                            1.81
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Total:                                                         100.00
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Periodic Cap                                                  Percent
-----------------------------------------------------------------------
1.000                                                           24.65
2.000                                                           75.35
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Total:                                                         100.00
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Max Rate                                                      Percent
-----------------------------------------------------------------------
9.501 - 10.000                                                   0.30
10.001 - 10.500                                                  9.95
10.501 - 11.000                                                 33.69
11.001 - 11.500                                                 25.34
11.501 - 12.000                                                 19.73
12.001 - 12.500                                                  7.65
12.501 - 13.000                                                  2.44
13.001 - 13.500                                                  0.25
13.501 - 14.000                                                  0.64
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Total:                                                         100.00
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Floor Rate                                                    Percent
-----------------------------------------------------------------------
2.001 - 2.500                                                   69.43
2.501 - 3.000                                                   28.54
3.001 - 3.500                                                    1.08
3.501 - 4.000                                                    0.95
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Total:                                                         100.00
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------------------------------------------------------------------------------
This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Neither the issuer of the certificates nor Goldman, Sachs & Co., nor any of their affiliates mak representation as to the accuracy or completeness of the information herein.
By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptio regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and any other inform subsequently filed with the SEC.
The information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by Goldman, Sachs & Co. In addition, we mutually that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. Further information regarding this material may be obtained upon request. This material is furnished to you sol Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer.
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                          Sep 8, 2005 11:23                       Page 1 of 2

Goldman Sachs     GSAA 05 11

==============================================================================



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Months To Roll                                                Percent
-----------------------------------------------------------------------
11.                                                              1.95
12.                                                              1.46
22.                                                              0.40
23.                                                              1.92
24.                                                              0.27
33.                                                              0.26
34.                                                              1.76
35.                                                              1.64
51.                                                              0.35
53.                                                              0.18
54.                                                              0.67
55.                                                              2.86
56.                                                             29.85
57.                                                             22.33
58.                                                             12.85
59.                                                             19.53
60.                                                              0.58
83.                                                              1.14
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Total:                                                         100.00
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Number of Units                                               Percent
-----------------------------------------------------------------------
1                                                               85.16
2                                                                6.51
3                                                                3.69
4                                                                4.64
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Total:                                                         100.00
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Product Type                                                  Percent
-----------------------------------------------------------------------
1 YEAR ARM                                                       3.41
2 YEAR ARM                                                       2.59
3 YEAR ARM                                                       3.66
5 YEAR ARM                                                      89.20
7 YEAR ARM                                                       1.14
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Total:                                                         100.00
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Self Employment Flag                                          Percent
-----------------------------------------------------------------------
N                                                               87.20
Y                                                               12.80
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Total:                                                         100.00
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Originator                                                    Percent
-----------------------------------------------------------------------
AMERICAN MORTGAGE                                                0.38
CTX                                                              0.36
GREENPOINT                                                      22.03
LOAN CENTER OF CA                                                0.35
NATCITY                                                         17.12
NY MORTGAGE COMPA                                                1.66
RESIDENTIAL MORTG                                                0.31
SEA BREEZE FINANC                                                0.35
SECURED BANKERS M                                                0.41
SUNTRUST                                                        56.93
WELLS FARGO                                                      0.11
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Total:                                                         100.00
-----------------------------------------------------------------------



------------------------------------------------------------------------------
This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Neither the issuer of the certificates nor Goldman, Sachs & Co., nor any of their affiliates mak representation as to the accuracy or completeness of the information herein. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptio regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and any other inform subsequently filed with the SEC. The information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by Goldman, Sachs & Co. In addition, we mutually that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. Further information regarding this material may be obtained upon request. This material is furnished to you sol Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer.
------------------------------------------------------------------------------

                                Sep 8, 2005 11:23                  Page 2 of 2